                                                                  EXHIBIT 99.h13

                                                               EXECUTION VERSION

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                             AMERICAN CENTURY FUNDS

                          TERMINATION, REPLACEMENT AND
                        RESTATEMENT AGREEMENT RELATING TO

                                  $500,000,000
                                CREDIT AGREEMENT

                          DATED AS OF DECEMBER 14, 2005

                           JPMORGAN CHASE BANK, N.A.,
                             AS ADMINISTRATIVE AGENT

                             THE SEVERAL BANKS FROM
                           TIME TO TIME PARTIES HERETO

                          J. P. MORGAN SECURITIES INC.,
                    AS ADVISOR, LEAD ARRANGER AND BOOKRUNNER

                              BANK OF AMERICA, N.A.
                              AS SYNDICATION AGENT

                             CALYON NEW YORK BRANCH
                           ROYAL BANK OF SCOTLAND PLC
                        DEUTSCHE BANK AG NEW YORK BRANCH
                             AS DOCUMENTATION AGENTS

                       STATE STREET BANK AND TRUST COMPANY
                                AS MANAGING AGENT

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          TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR
AGREEMENT") dated as of December 14, 2005, among (i) each fund signatory hereto
(each a "Fund" and collectively, the "Funds") on behalf of each entity listed on
SCHEDULE I beneath such fund's name, which entity is a series or portfolio of such Fund (each such series or portfolio, a "BORROWER" and, collectively, the
"BORROWERS"), (ii) the several banks from time to time parties to this TRR
Agreement (the "BANKS") and (iii) JPMORGAN CHASE BANK, N.A. (formerly known as
JPMorgan Chase Bank), as administrative agent for the Banks hereunder (in such capacity, the "ADMINISTRATIVE AGENT");

          WHEREAS, certain of the Borrowers, the Banks and the Administrative
Agent are parties to an Amended and Restated Credit Agreement, dated as of
December 17, 2003 (as such Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, including as amended and restated by Termination, Replacement and Restatement Agreement(s) previously entered into by such Persons, the "ORIGINAL CREDIT Agreement");

          WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

          WHEREAS, the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original
Credit Agreement with a new credit agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the
conditions set forth in SECTION 4 hereof:

          (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "NEW CREDIT AGREEMENT")
identical in form and substance to the Original Credit Agreement, including all schedules and exhibits thereto, except as expressly set forth below. All
References in the Original Credit Agreement to "this Credit Agreement", "this
Agreement", or "the Credit Agreement" shall be deemed to mean the New Credit
Agreement.

          (b) The heading of the New Credit Agreement shall read as follows:

          "AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF DECEMBER 14, 2005
(THIS "AGREEMENT") AMONG (I) EACH FUND SIGNATORY HERETO (EACH A "FUND" AND
COLLECTIVELY, THE "FUNDS") ON BEHALF OF ITSELF OR ON BEHALF OF EACH ENTITY
LISTED ON SCHEDULE I BENEATH SUCH FUND'S NAME, WHICH ENTITY IS A SERIES OR
PORTFOLIO OF SUCH FUND (EACH SUCH SERIES OR PORTFOLIO, A "BORROWER" AND,
COLLECTIVELY, THE "BORROWERS"), (II) THE SEVERAL BANKS FROM TIME TO TIME PARTIES
TO THIS AGREEMENT, WHICH BANKS ARE LISTED ON SCHEDULE II (THE

"BANKS"),  AND (III) JPMORGAN CHASE BANK, N.A. (FORMERLY KNOWN AS JPMORGAN CHASE
BANK), AS  ADMINISTRATIVE  AGENT FOR THE BANKS HEREUNDER (IN SUCH CAPACITY,  THE
"ADMINISTRATIVE AGENT");"

          (c) SECTION 1.1 of the Original Credit Agreement is hereby modified in the New Credit Agreement so that the following definitions read in their entirety as stated below:

          "CLOSING DATE" DECEMBER 14, 2005.

          "COMMITMENT TERMINATION DATE" SHALL MEAN DECEMBER 13, 2006
     (TERMINATION TO BE EFFECTIVE AS OF THE CLOSE OF BUSINESS ON SUCH DAY), OR
     SUCH EARLIER DATE ON WHICH THE COMMITMENTS SHALL TERMINATE AS PROVIDED
     HEREIN, SUBJECT TO EXTENSION AS PROVIDED IN SECTION 2.10 HEREOF.

          "FINANCIAL CONTRACTS" SHALL MEAN OPTION CONTRACTS, OPTIONS ON FUTURES
     CONTRACTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS,
     OPTIONS ON FOREIGN CURRENCIES, REPURCHASE AGREEMENTS, REVERSE REPURCHASE
     AGREEMENTS, SECURITIES LENDING AGREEMENTS, WHEN-ISSUED SECURITIES, INTEREST
     RATE SWAPS, CAPS, OR COLLAR AGREEMENTS, CREDIT DEFAULT SWAPS, BOND MARKET
     ASSOCIATION SWAPS, TOTAL RETURN SWAPS, OR SIMILAR ARRANGEMENTS BETWEEN A
     FUND FOR THE ACCOUNT OF ANY BORROWER AND ONE OR MORE FINANCIAL INSTITUTIONS
     PROVIDING FOR THE TRANSFER OR MITIGATION OF INTEREST RISKS EITHER GENERALLY
     OR UNDER SPECIFIC CONTINGENCIES, AND OTHER SIMILAR ARRANGEMENTS ENTERED
     INTO BY A FUND FOR ACCOUNT OF ANY BORROWER IN THE ORDINARY COURSE OF ITS
     BUSINESS IN ACCORDANCE WITH THE INVESTMENT OBJECTIVES, POLICIES,
     RESTRICTIONS AND LIMITATIONS OF SUCH BORROWER THEN IN EFFECT.

          (d) SECTION 2.4 of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting the percentage "0.09%" contained therein and inserting in lieu thereof: "0.07%".

          (e) SCHEDULES I, II, III, IV and V of the New Credit Agreement shall be in the form of SCHEDULES I, II, III, IV and V to this TRR Agreement.

          (f) Each definition of "Credit Agreement" in the Schedules and
Exhibits to the New Credit Agreement shall be amended to read: "THE AMENDED AND
RESTATED CREDIT AGREEMENT, DATED AS OF DECEMBER 14, 2005 (AS AMENDED,
SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE BORROWERS NAMED
THEREIN, THE BANKS AND THE ADMINISTRATIVE AGENT."

          SECTION 2. NEW BORROWERS. Each of the Administrative Agent, the Banks
and the Borrowers acknowledge that the following borrowers (the "NEW BORROWERS")
were not parties to the Original Credit Agreement:

                Focused Growth Fund
                International Stock Fund
                Disciplined Growth Fund
                Long-Short Equity Fund

                Inflation Protection Bond Fund

For the avoidance of doubt, each reference to "Borrower" or "Borrowers" in the
New Credit Agreement (and herein) shall be deemed to include the New Borrowers, and each of the New Borrowers agrees to be bound by the terms and conditions of the New Credit Agreement in all respects as a Borrower thereunder; PROVIDED,
HOWEVER, that no New Borrower shall be liable for any obligation incurred by the
Borrowers or any individual Borrower before the Effective Date (as defined herein).

          SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the
Administrative Agent and the Banks to enter into this TRR Agreement and to make the Loans, each Fund on behalf of itself and each Borrower hereby represents and warrants to the Administrative Agent and each Bank that (it being agreed that each Fund represents and warrants only to matters with respect to itself and each Borrower that is a part of such Fund, and each Borrower represents and warrants only to matters with respect to itself):

          (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it, and this TRR Agreement and the New Credit Agreement constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (b) The representations and warranties set forth in SECTION 7 of the
New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

          SECTION 4. CONDITIONS TO EFFECTIVENESS. This TRR Agreement and the New
Credit Agreement, including the agreement of each Bank to make Loans thereunder, shall become effective as of December 14, 2005 (the "EFFECTIVE DATE") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 6.1 of the New Credit Agreement):

          (a) The Administrative Agent shall have received counterparts of this
TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

          (b) The Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of internal counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Banks, and (iii)
covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the

Administrative  Agent or its counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

          (c) The Administrative Agent shall have received on the date hereof
(i) a certificate as to the good standing, or as to the subsistence, of the relevant Fund for each Borrower, as of a recent date, from the Secretary of
State of its state of incorporation; (ii) a certificate of the Secretary or
Assistant Secretary of each such Fund dated the date hereof and certifying (A)
that attached thereto is a true and complete copy of the by-laws of each such
Fund, if any, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the
Board of Trustees or Directors, as the case may be, of each such Fund on its own behalf and on behalf of its respective Borrowers authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust of each such Fund in effect on the date hereof, and (D)
as to the incumbency and specimen signature of each officer executing this TRR
Agreement or any other document delivered in connection herewith on behalf of such Fund; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Banks or counsel for the Administrative Agent may reasonably request. To the extent that any of the documents referred to in clauses (A) and (C) above (i) has been previously delivered in connection with the Original Credit Agreement or a previous amendment to the Original Credit Agreement and (ii) has not been amended since the date of such delivery and continues to be in full force and effect, the Borrowers may deliver to the Administrative Agent an officer's certificate to such effect in lieu of such document (such certificate shall state when such document was previously delivered).

          (d) The Administrative Agent shall have received, with a copy for each
Bank, true and correct copies, certified as to authenticity by the Fund, of the most recent Prospectus for each Borrower, the Investment Management Agreement for each such Borrower, the Distribution Agreement for each such Borrower, the
Custody Agreement for each such Borrower, the Shareholder Services Agreement of each Fund with respect to each such Borrower, the current registration statement for each such Borrower, the most recent annual and semi-annual financial reports for each such Borrower and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Borrower may be a party. To the extent that any of the foregoing documents (i) has been previously delivered in connection with the Original
Credit Agreement or a previous amendment to the Original Credit Agreement and
(ii) has not been amended since the date of such delivery and continues to be in full force and effect, the Borrowers may deliver to the Administrative Agent an officer's certificate to such effect in lieu of such document (such certificate shall state when such document was previously delivered).

          (e) All legal matters incident to this TRR Agreement, the New Credit
Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Banks and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

          (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including all commitment fees (if any) due and owing under the Original Credit Agreement and, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

          SECTION 5. APPLICABLE LAW. THIS TRR AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING
EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          SECTION 6. ORIGINAL CREDIT AGREEMENT. Until the occurrence of the earlier of the Effective Date as provided in Section 4 hereof or the Commitment
Termination Date (as defined in the Original Credit Agreement), the Original
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original
Credit Agreement shall continue to accrue at the rates provided for therein.

          SECTION 7. COUNTERPARTS. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 8. EXPENSES. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this TRR Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative
Agent. The Funds shall allocate such fees and expenses among the Borrowers pro rata according to their respective Net Asset Values as at the date on which such fees and expenses are paid or otherwise in compliance with law.

                          [SIGNATURE PAGES TO FOLLOW.]

          IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                             JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                             By: /s/ Marybeth Mullen
                                ------------------------------------------------
                                Name: Marybeth Mullen
                                Title: Managing Director

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             AMERICAN CENTURY MUTUAL FUNDS, INC., on
                             behalf of
                             Balanced Fund
                             Capital Growth Fund
                             Capital Value Fund
                             Focused Growth
                             Fundamental Equity Fund
                             Giftrust Fund
                             Growth Fund
                             Heritage Fund
                             New Opportunities Fund
                             New Opportunities Fund II
                             Select Fund
                             Ultra Fund
                             Veedot Fund
                             Vista Fund

                             AMERICAN CENTURY WORLD MUTUAL FUNDS,
                             INC., on behalf of
                             Emerging Markets Fund
                             Global Growth Fund
                             International Growth Fund
                             International Discovery Fund
                             International Stock Fund
                             International Opportunities Fund
                             Life Sciences Fund
                             Technology Fund

                             AMERICAN CENTURY CAPITAL PORTFOLIOS,
                             INC. on behalf of
                             Equity Income Fund
                             Equity Index Fund
                             Large Company Value Fund
                             Mid Cap Value Fund
                             Real Estate Fund
                             Small Cap Value Fund
                             Value Fund

                             AMERICAN CENTURY STRATEGIC ASSET
                             ALLOCATIONS, INC. on behalf of
                             Newton Fund
                             Strategic Allocation: Aggressive
                             Strategic Allocation: Conservative
                             Strategic Allocation: Moderate

                             AMERICAN CENTURY VARIABLE PORTFOLIOS,
                             INC. on behalf of
                             VP Balanced
                             VP Capital Appreciation
                             VP Income & Growth
                             VP International
                             VP Large Company Value
                             VP Mid Cap Value
                             VP Ultra
                             VP Value
                             VP Vista

                             AMERICAN CENTURY CALIFORNIA TAX-FREE
                             AND MUNICIPAL FUNDS, on behalf of
                             California High-Yield Municipal Fund
                             California Intermediate-Term Tax-Free Fund
                             California Limited-Term Tax-Free Fund
                             California Long-Term Tax-Free Fund

                             AMERICAN CENTURY MUNICIPAL TRUST on
                             behalf of
                             Arizona Municipal Bond Fund
                             Florida Municipal Bond Fund
                             High-Yield Municipal Fund
                             Tax-Free Bond Fund

                             AMERICAN CENTURY TARGET MATURITIES
                             TRUST on behalf of
                             Target Maturities Trust: 2010
                             Target Maturities Trust: 2015
                             Target Maturities Trust: 2020
                             Target Maturities Trust: 2025

                             AMERICAN CENTURY GOVERNMENT INCOME
                             TRUST, on behalf of
                             Ginnie Mae Fund
                             Government Bond Fund
                             Inflation-Adjusted Bond Fund
                             Short-Term Government Fund

                             AMERICAN CENTURY QUANTITATIVE EQUITY
                             FUNDS, INC., on behalf of
                             Disciplined Growth Fund
                             Equity Growth Fund
                             Global Gold Fund
                             Income & Growth Fund
                             Long/Short Equity Fund
                             Small Company Fund
                             Utilities Fund

                             AMERICAN CENTURY INVESTMENT TRUST on
                             behalf of
                             Diversified Bond Fund
                             High-Yield Fund
                             Inflation-Protection Bond Fund

                             AMERICAN CENTURY INTERNATIONAL BOND
                             FUNDS on behalf of
                             International Bond Fund

                             AMERICAN CENTURY VARIABLE PORTFOLIOS
                             II, INC., on behalf of
                             VP Inflation Protection Fund

                             By: /s/ Maryanne Roepke
                                ------------------------------------------------
                             Name:  Maryanne Roepke
                             Title: Treasurer of each of the above-named Funds

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             BANK OF AMERICA, N.A.

                             By: /s/ George Kinne
                                ------------------------------------------------
                                Name: George Kinne
                                Title: Vice President

                                       10

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             CALYON NEW YORK BRANCH
                             (successor by operation of law to Credit
                             Lyonnais New York Branch)

                             By: /s/ Sebastian Rocco
                                ------------------------------------------------
                                Name: Sebastian Rocco
                                Title: Managing Director

                             By: /s/ Jay Buckley
                                ------------------------------------------------
                                Name: Jay Buckley
                                Title: Vice President

                                       10

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                              DEUTSCHE BANK AG NEW YORK
                              BRANCH

                             By: /s/ Gayma Z.Shivnarain
                                ------------------------------------------------
                                Name: Gayma Z. Shivnarain
                                Title: Director

                             By: /s/ Kathleen Bowers
                                ------------------------------------------------
                                Name: Kathleen Bowers
                                Title: Director

                                       12

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             UMB BANK, N.A.

                             By: /s/ David A. Proffitt
                                ------------------------------------------------
                                Name: David A. Proffitt
                                Title: Senior Vice President

                                       13

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             STATE STREET BANK AND TRUST
                             COMPANY

                             By: /s/ Christopher Ducar
                                ------------------------------------------------
                                Name: Christopher Ducar
                                Title: Assistant Vice President

                                       14

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             ROYAL BANK OF SCOTLAND Plc

                             By: Greenwich Capital Markets, Inc., as agent
                             for The Royal Bank of Scotland plc

                             By: /s/ Diane Ferguson
                                ------------------------------------------------
                                Name: Diane Ferguson
                                Title: Managing Director

                                       15

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             THE BANK OF NEW YORK

                             By: /s/ Joanne Carey
                                ------------------------------------------------
                                Name: Joanne Carey
                                Title: Vice President

                                       16

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2005

                             CITIBANK, N.A.

                             By: /s/ Alexander F. Duka
                                ------------------------------------------------
                                Name: Alexander F. Duka
                                Title: Managing Director

                                       17

                                   SCHEDULE I

                                    BORROWERS

                FUND
                ----------------------------------------------------------------
                AMERICAN CENTURY MUTUAL FUNDS, INC.
                BALANCED
                GIFTRUST
                CAPITAL GROWTH
                CAPITAL VALUE
                FOCUSED GROWTH
                FUNDAMENTAL EQUITY
                GROWTH
                HERITAGE
                NEW OPPORTUNITIES
                NEW OPPORTUNITIES II
                SELECT
                ULTRA
                VEEDOT
                VISTA

                AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                EMERGING MARKETS
                GLOBAL GROWTH
                INTERNATIONAL DISCOVERY
                INTERNATIONAL GROWTH
                INTERNATIONAL STOCK
                INTERNATIONAL OPPORTUNITIES
                LIFE SCIENCES
                TECHNOLOGY

                AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                EQUITY INCOME
                EQUITY INDEX
                LARGE COMPANY VALUE
                REAL ESTATE
                MID CAP VALUE
                SMALL CAP VALUE
                VALUE

                AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                STRAT ALLOCATION - AGGRESSIVE
                STRAT ALLOCATION - CONSERVATIVE
                STRAT ALLOCATION - MODERATE
                NEWTON FUND

                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                VP BALANCED
                VP CAPITAL APPRECIATION
                VP INCOME & GROWTH
                VP INTERNATIONAL

                                       18

                FUND
                ----------------------------------------------------------------
                VP ULTRA
                VP LARGE COMPANY VALUE
                VP MID CAP VALUE
                VP VALUE
                VP VISTA

                AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                CALIFORNIA HIGH-YIELD MUNICIPAL
                CALIFORNIA INTERMEDIATE-TERM TAX-FREE
                CALIFORNIA LIMITED-TERM TAX-FREE
                CALIFORNIA LONG-TERM TAX-FREE

                AMERICAN CENTURY MUNICIPAL TRUST
                ARIZONA MUNICIPAL BOND
                FLORIDA MUNICIPAL BOND
                HIGH-YIELD MUNICIPAL
                TAX-FREE BOND

                AMERICAN CENTURY TARGET MATURITIES TRUST
                TARGET 2010
                TARGET 2015
                TARGET 2020
                TARGET 2025

                AMERICAN CENTURY GOVERNMENT INCOME TRUST
                GINNIE MAE
                GOVERNMENT BOND
                INFLATION-ADJUSTED BOND
                SHORT-TERM GOVERNMENT

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                DISCIPLINED GROWTH
                EQUITY GROWTH
                GLOBAL GOLD
                INCOME & GROWTH
                LONG/SHORT EQUITY
                SMALL COMPANY
                UTILITIES

                AMERICAN CENTURY INVESTMENT TRUST
                DIVERSIFIED BOND
                HIGH-YIELD
                INFLATION-PROTECTION BOND

                AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                INTERNATIONAL BOND

                AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                VP INFLATION PROTECTION

                                       19

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.

NAME AND ADDRESS OF BANK                                   COMMITMENT

JPMORGAN CHASE BANK, N.A.                                  $0
270 Park Avenue
New York, New York 10017
Attention:  Marybeth Mullen
Telephone:  (212) 270-5049
Fax: (212) 270-0670
MARYBETH.MULLEN@JPMORGAN.COM

CALYON NEW YORK BRANCH                                     $90,000,000.00
(successor by operation of law to Credit
Lyonnais New York Branch)
1301 Avenue of the Americas
New York, New York 10019
Attention: Sebastian Rocco
Telephone: (212) 261-7360
Fax: (212) 261-3438
ROCCO@CLAMERICAS.COM

DEUTSCHE BANK AG NEW YORK BRANCH                           $90,000,000.00
60 Wall Street
New York, NY 10005
Attention: Ms. Kathleen Bowers
Tel: 212-250-2216
kathleen.bowers@db.com

BANK OF AMERICA, N.A.                                      $90,000,000.00
335 Madison Avenue, 5th Floor
New York, NY 10017
Attention: George Kinne
Telephone: 212-503-7253
Fax: 704-602-5885
E-mail: GEORGE.W.KINNE@BANKOFAMERICA.COM

ROYAL BANK OF SCOTLAND Plc                                 $90,000,000.00
101 Park Avenue
10th Floor
New York, New York 10178
Attention:  Angela Reilly
Telephone: (212) 401-3493
Fax: (212) 401-3456
E-mail:  ANGELA.REILLY@RBOS.COM

                                       20

STATE STREET BANK AND TRUST COMPANY                        $70,000,000.00
2 Avenue de Lafayette
Boston, MA 02211
Attention: Charles Garrity
Telephone: (617) 662-1282
Fax: (617) 662-2325
CAGARRITY@STATESTREET.COM

THE BANK OF NEW YORK                                       $25,000,000.00
1 Wall Street
New York, New York 10285
Attention: Gary Overton
Telephone: (212) 635-4529
Facsimile: (212) 809-9520
E-mail: GOVERTON@BANKOFNY.COM

CITIBANK, N.A.                                             $25,000,000.00
388 Greenwich St., 23rd Floor
New York, NY 10013
Attention: Alex Duka; Betina Dowdell
Telephone: (212) 816-3260; (212) 816-3907
Facsimile: (212) 816-4140
E-mail: ALEXANDER.F.DUKA@CITIGROUP.COM;
        BETINA.DOWDELL@CITIGROUP.COM

UMB BANK, N.A.                                             $20,000,000.00
1010 Grand Blvd.
Kansas City, MO 64106
Attention: David A. Proffitt
Telephone: (816) 860-7935
Fax: (816) 860-7143
DAVID.PROFFITT@UMB.COM

TOTAL                                                     $500,000,000.00

                                       21

                                  SCHEDULE III

                               CUSTODY AGREEMENTS

1.   Global Custody Agreement between the Funds and The Chase Manhattan Bank, dated August 9, 1996.

     a.   Amendment to Global Custody Agreement with The Chase Manhattan Bank,
          Dated December 9, 2000.

     b.   Amendment No. 2 to Global Custody Agreement with JPMorgan Chase Bank
          (formerly known as The Chase Manhattan Bank), dated May 1, 2004.

2.   Supplemental Agreement by and between American Century International
     Discovery Fund, American Century Emerging Markets Fund and American Century
     Global Growth Fund and The Chase Manhattan Bank, dated July 30, 1999.

3.   Supplemental Agreement by and between American Century Strategic Allocation
     Aggressive Fund, American Century Strategic Allocation Moderate Fund,
     American Century Global Growth Fund and American Century International
     Growth Fund and The Chase Manhattan Bank, dated February 1, 2000.

4.   Custodian and Investment Accounting Agreement by and between American
     Century Inflation Protection Bond Fund and American Century International
     Bond Fund and the State Street Bank and Trust Co., dated May 27, 2005.

     a.   Amendment No. 1 to Custodian and Investment Accounting Agreement to
          add American Century Long-Short Equity Fund, dated September 30, 2005.

                                       22

                                   SCHEDULE IV

                             DISTRIBUTION AGREEMENTS

1.   Amended and Restated Distribution Agreement between American Century
     Investment Services, Inc. and the Funds dated September 29, 2005. This agreement supersedes the agreement dated November 11, 2004.

               MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

A.   ADVISOR CLASS

     1.   KC plan dated 9-3-96.

          a.   Amendment No. 1 dated 6-13-97 to change fund/issuer names, add
               Real Estate; change Retail Class to Investor Class.
          b.   Amendment No. 2 dated 9-30-97 to add High-Yield.
          c.   Amendment No. 3 dated 6-30-98 to add Small Cap Value.
          d.   Amendment No. 4 dated 11-13-98 to add Global Growth.
          e.   Amendment No. 5 dated 2-16-99 to add Tax-Managed Value.
          f.   Amendment No. 6 dated 7-30-99 to add Large Cap Value.
          g.   Amendment No. 7 dated 11-19-99 to add Veedot and Veedot Large Cap.
          h.   Amendment No. 8 dated 6-1-00 to add Life Sciences & Technology.
          i.   Amendment No. 9 dated 4-30-01 to add European Growth.
          j.   Amendment No. 10 dated 12-3-01 to remove Limited-Term Bond and
               Bond due to fund mergers.
          k.   Amendment No. 11 dated 9-3-02 to add Large Company Growth Fund.
          l.   Amendment No. 12 dated 8-1-04 to add Advisor Class for Mid Cap
               Value, remove High-Yield and change Large Cap name, and change
               Tax-Managed Value name.

     2.   MV plan dated 8-1-97.

          a.   Amended 6-29-98 to add Prime Money Market and Small Cap Quant.
          b.   Amendment No. 1 dated 8-1-01 to add Diversified Bond Fund and
               High-Yield Fund for ACIT and change fund names for ACGIT.
          c.   Amendment No. 2 dated 12-3-01 to remove Short-Term Treasury;
               change names for Inflation-Adjusted Treasury and Long-Term
               Treasury. Remove High-Yield for ACIT because merger did not take place.
          d.   Amendment No. 3 dated 7-1-02 to add back High-Yield.
          e.   Amendment No. 4 dated 5-1-04 to change Small Cap Quant name, remove GNR and Treasury; and add ACQEF, Inc.

                                       23

          f.   Amendment No. 5 dated 7-29-05 to add Tax-Free Bond Fund and remove Target 2030.
          g.   Amendment No. 6 dated 9-29-05 to add Long-Short Equity and
               Disciplined Growth Fund.

B.   C CLASS

     1.   KC plan dated 3-1-01 effective 5-1-01 (original plan included European
          Growth). This plan is in addition to the plan dated 9-3-96.

          a.   Amendment No. 1 dated 4-30-01 effective 5-1-01 to add Large Cap
               Value.
          b.   Amendment No. 2 dated 9-3-02 to add Large Company Growth Fund, add C shares for Select and New Ops II with load fund changes and reflect name change for Large Cap Value.
          c.   Amendment No. 3 dated 2-27-04 to add Capital Growth Fund.
          d.   Amendment No. 4 dated 9-30-04 to add Strats Conservative.
          e.   Amendment No. 5 dated 11-17-04 to add Fundamental Equity.

     2.   MV plan dated 9-16-00 effective 5-1-01. This plan is in addition to the plan dated 8-1-97.

          a.   Amendment No. 1 dated 8-01-01 to add High-Yield Fund and change fund names for ACGIT and ACMT.
          b.   Amendment No. 2 dated 12-3-01 to remove ACIT High-Yield because merger did not take place.
          c.   Amendment No. 3 dated 7-1-02 to add ACIT High-Yield back.
          d.   Amendment No. 4 dated 9-3-02 to add Diversified Bond.
          e.   Amendment No. 5 dated 1-2-04 to change distribution fee to 75 bps for all funds except Prime which is 50 bps (did not add C class for AZ Muni Bond and FL Muni Bond because they already existed in document).
          f.   Amendment No. 6 dated 5-1-04 to add ACQEF, Inc. (MD corp).
          g.   Amendment No. 7 dated 5-1-05 to add Inflation Protection Bond
               Fund.
          h.   Amendment No. 8 dated 9-29-05 to add Long-Short Equity Fund.

C.   CLASS II (ACVP and ACVPII)

     1.   American Century Variable Portfolios, Inc. and American Century
          Variable Portfolios II, Inc., Class II Plan dated 11-17-04.

D.   Class IV (ACVP)

     1.  American Century Variable Portfolios, Inc., Class IV Plan dated 5-03-04.

                                       24

E.   A CLASS

     1.   Plan dated 9-3-02 (includes both MV and KC).

          a.   Amendment No. 1 dated 2-27-04 to AZ Muni Bond, FL Muni Bond and
               Capital Growth.
          b.   Amendment No. 2 dated 9-30-04 to add Strats load classes.
          c.   AMENDMENT NO. 3 DATED 11-17-04 TO ADD FUNDAMENTAL EQUITY
          d.   Amendment No. 4 dated 5-1-05 to add Inflation Protection Bond
               Fund.
          e.   Amendment No. 5 dated 9-29-05 to add ACQEF as a party, Long-Short
               Equity and Global Growth.

E.   B CLASS

     1.  Plan dated 9-3-02 (includes both MV and KC).

          a.   Amendment No. 1 dated 2-27-04 to AZ Muni Bond, FL Muni Bond and
               Capital Growth.
          b.   Amendment No. 2 dated 9-30-04 to add Strats load classes.
          c.   AMENDMENT NO. 3 DATED 11-17-04 TO ADD FUNDAMENTAL EQUITY
          d.   Amendment No. 4 dated 5-1-05 to add Inflation Protection Bond
               Fund. e. Amendment No. 5 dated 9-29-05 to add ACQEF as a party,
               Long-Short Equity and Global Growth Fund.

F.   C CLASS II

     1.   Plan dated 9-3-02 (includes both MV and KC).

G.   R CLASS

     1.   Plan dated 8-29-03 (includes both MV and KC).

          a.   Amendment No. 1 dated 5-01-04 to add ACQEF, Inc. (MD corp.)
          b.   Amendment No. 2 dated 2-24-05 to add R class for Strategic Asset
               Allocation - Conservative and Strategic Asset Allocation -
               Aggressive and Inflation Protection Bond Fund.
          c.   Amendment No. 3 dated 7-29-05 to add classes for share
               simplification.
          d.   Amendment No. 4 dated 9-29-05 to add Long-Short Equity and
               Disciplined Growth Fund.

                                       25

                                   SCHEDULE V

                        INVESTMENT MANAGEMENT AGREEMENTS

     1.   American Century Mutual Funds, Inc.
          a.   Amended and Restated Management Agreement dated 2-24-05 and
               7-29-05 to reflect fee changes.

     2.  American Century Capital Portfolios, Inc.
          a.   Amended and Restated Management Agreement dated 7-29-05 to reflect fee changes and add R class for Value and Mid Cap Value

     3.  American Century Strategic Asset Allocations, Inc.
          a.   Amended and Restated Management Agreement dated 2-24-05 and
               7-29-05 to reflect fee changes.

     4.  American Century World Mutual Funds, Inc.
          a.   Amended and Restated Management Agreement with American Century
               Global Investment Management, Inc. dated 2-24-05 and 9-29-05 to add A&B classes for Global Growth.
          b.   Amended and Restated Management Agreement with American Century
               Global Investment Management, Inc. dated 7-29-05 to reflect fee changes and assignment of funds from American Century Investment
               Management, Inc.

     5.  American Century Variable Portfolios, Inc.
          a.   Amended and Restated Management Agreement with American Century
               Investment Management, Inc., dated 7-29-05 to reflect fee changes and assignment of funds to American Century Global Investment
               Management, Inc.
          b.   Amended and Restated Management Agreement with American Century
               Global Investment Management, Inc., dated 7-29-05 to reflect assignment of funds from American Century Investment Management,
               Inc.

     6.   American Century Variable Portfolios II, Inc.
          a.   Amended and Restated Management Agreement dated 7-29-05 to add classes to schedule C.

     7.  American Century California Tax-Free and Municipal Funds
          a.   Amended and Restated Management Agreement dated 7-29-05 to add classes to schedule C.

     8.  American Century Target Maturities Trust
          a.   Amended and Restated Management Agreement dated 7-29-05 to add classes to schedule C and remove Target 2030 due to liquidation.

                                       26

     9.   American Century International Bond Funds
          a.   Amended and Restated Management Agreement dated 7-29-05 to add classes to schedule C.

     10.  American Century Quantitative Equity Funds, Inc.
          a.   Amended and Restated Management Agreement dated 9-29-05 to add
               Long-Short and Disciplined Growth.

     11.  American Century Government Income Trust
          a.   Amended and Restated Management Agreement dated 7-29-05 to add classes to schedule C.

     12.  American Century Investment Trust
          a.   Amended and Restated Management Agreement dated 7-29-05 and
               5-1-05 to add classes to schedule C.

     13.  American Century Municipal Trust.
          a.   Amended and Restated Management Agreement dated 7-29-05 to add classes to schedule C.

                                       27